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                   Supplement to the SchwabFunds(R) prospectus

          Schwab Equity Index Funds Prospectus dated February 29, 2000
                               Schwab S&P 500 Fund

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE FEE TABLE UNDER THE HEADING "FUND FEES AND EXPENSES":

Fee Table (%)
---------------------------------------------------------------

                                 Investor    Select
                                  Shares     Shares(R)   e.Shares
-----------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------
Redemption fee, charged only       0.75       0.75        0.75
on shares you sell within 180
days of buying them, and paid
directly to the fund*


* This fee applies only to shares purchased on or after 09/15/2000.

THE FOLLOWING INFORMATION HAS BEEN MODIFIED IN THE "SELLING/EXCHANGING SHARES"
SECTION:

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held less than 180 days; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

Please retain this supplement for future reference.

TF7964 (7/15/00)